Investor Presentation Q1 2025 As of May 14, 2025 Exhibit 99.2

All information in this presentation is as of May 14, 2025. Forward-Looking Statements Certain statements included in this presentation are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than statements about historical fact. The forward looking statements in this presentation include, but are not limited to, statements regarding year-over-year revenue growth in fourth quarter of 2025; scaling the marketplace in 2025; future profitable revenue growth; sequential revenue growth in 2025; improved profitability throughout 2025; expectations relating to lifetime value of customers; 2025 guidance, including first quarter being the lowest revenue quarter in 2025 and going forward, 2025 revenue decline in mid single digit to low double digit percentage points year-over-year, 2025 adjusted EBITDA expected to be negative low single digit to positive low single digit millions and future increases in products offered.. These forward-looking statements are subject to a number of risks and uncertainties, and you should not rely upon the forward-looking statements as predictions of future events. The future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Grove cannot guarantee that future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. Except as required by law, Grove disclaims any obligation to update these forward-looking statements to reflect future events or circumstances. The forward-looking statements are subject to a number of risks and uncertainties, including: potential disruptions relating to the implementation of Shopify, changes in business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information; Grove’s ability to successfully expand its business; competition; risks relating to growing inflation and rising interest rates; risks relating to the Shopify transition and those factors discussed in documents of Grove filed, or to be filed, with the U.S. Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. These forward-looking statements should not be relied upon as representing Grove’s assessments as of any date subsequent to the date of this presentation. Non-GAAP Information Grove uses certain non-GAAP measures in this presentation including Adjusted EBITDA. Grove believes the presentation of its non-GAAP financial measures enhances investors' overall understanding of the company's historical financial performance. The presentation of the company's non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the company's financial results prepared in accordance with GAAP, and the company's non-GAAP measures may be different from non-GAAP measures used by other companies. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures, may be found in the Appendix at the end of this presentation. Safe Harbor Statement/Non-GAAP Measures

Grove’s transformation fuels momentum for 2025 and beyond 2024 ● Sequential revenue growth in fourth quarter ● $1.3M positive adjusted EBITDA in FY24 ● Positive Operating Cash Flow in last three quarters of 2024 ● Removed default subscriptions and opened business model ● Optimized own Fulfillment Center network ● Paid off term debt ($72M) 2025 ● Expect year-over-year revenue growth in fourth quarter ● Prioritize human health in addition to environmental health ● Scale our marketplace with two acquisitions completed in first quarter ● Transition to new ecommerce platform ● Asset Based Loan maturity extended to April 2028

Grove’s turnaround roadmap 2020-2021 PRIORITIZE REVENUE GROWTH - High marketing investment - Prioritized customer growth 2022-2023 DRIVE TO PROFITABILITY - Full P&L optimization - Prioritized return on marketing investment - Implemented cost discipline 2024-2025 TRANSFORMATION - Shift to open shopping experience - Expand focus to environmental and human health - Rapidly increase selection - Focus on profitability and cash flow - Repay term-debt - Stabilize revenue 2026 & Beyond PROFITABLE GROWTH - Consistent, profitable revenue growth - Scale advertising investment with high return on investment - Maintain operating and expense discipline

MEASURING OUR IMPACT Q1 2025 Financial results

Q1 2025 Financial Results: Deliberate shift to profitable growth model continues to pressure near-term topline, but creates a healthier foundation for long-term performance ADJUSTED EBITDA GROSS MARGIN REVENUE $43.5M -18.7% vs. LY 53.0% -250 bps vs. LY -$1.6M, (3.6)% $1.9M, 3.5% LY -$6.9M -$12.1M LY Revenue impacted by lower repeat order volume, as well as temporary disruptions from our ecommerce platform transition – estimated to have contributed a $2.0 to $3.0 million reduction to revenue in the first quarter. This was partially offset by higher revenue from new customer orders, supported by improved advertising efficiency and stronger first-order economics. Gross Margin decline driven by elimination of select customer fees and lower benefit from the sell-through of previously reserved inventory. Adjusted EBITDA includes the flow through of lower revenue and the negative impact from the ecommerce platform transition. Operating Cash Flow driven by an increase in net working capital related to assets acquired in our recent acquisitions, as well as negative Net Income, net of non-cash expenses.OPERATING CASH FLOW

Sequential Growth Still Expected in Q2 and Q3 with Return to Slight Year-over-Year Growth in Q4 Quarterly Revenue ($M) Note: (1) Includes estimated $2–3M impact from eCommerce migration in Q1 2025 (1)

Profitability expected to improve throughout the year, reflecting operational efficiencies and platform stabilization Operating Cash Flow ($M)Adjusted EBITDA ($M)

Revenue trends reflect strategic business model shift toward building a more stable and durable customer base Note: (1) As of the last day of each reporting period, we determine our number of DTC Active Customers by counting the number of individual customers who submitted orders through our DTC platform, and for whom an order has shipped, at least once during the preceding 364-day period. DTC Net Revenue per Order DTC Orders per Active Customer1 DTC Net Revenue per Active Customer1 Change in order mix to include more higher priced items offset the elimination of certain customer fees Business Model Transformation in early 2024 away from default subscriptions resulted in lower early lifecycle retention, but expected to result in higher LTV and improved payback

Enhanced efficiency driving margin expansion and operational leverage GAAP Gross Margin GAAP SG&A ($M) GAAP Inventory ($M)

11 Financial outlook Revenue ➔ First quarter revenue is still expected to be the lowest revenue quarter in 2025 and going forward. ➔ Revenue is expected to improve through the second and third quarters, leading to slight year-over-year growth in the fourth quarter. ➔ Full-year 2025 revenue is expected to decline approximately mid-single-digit to low double digit percentage points year-over-year. Adjusted EBITDA ➔ Full-year 2025 Adjusted EBITDA is expected to be negative low single digit millions to positive low single digit millions. 2025 Revised Guidance

Our mission is to transform the products you use every day into a force for environmental and human health. Your home, healthier.

Our journey to building a healthier home and planet Transformed business model by shifting away from default subscriptions and pre-set baskets. 2024 Became a Public Benefit Corporation reinforcing its commitment to environmental and social impact. 2021 Officially became a Certified B Corporation, affirming our high standards for social and environmental performance. 2014 Founded as ePantry to deliver healthy, sustainable home essentials directly to consumers. 2012 Prioritizing environmental and human health, making Grove the destination for conscientious consumers. 2025 and Beyond Grove Collaborative rebranded and launched first-party brand products in the home cleaning category. 2016

Grove Collaborative: The leading platform for conscientious consumers A differentiated alternative to Amazon and mass retailers. Helping consumers reduce exposure to chemical additives and microplastics. Every product meets rigorous standards for health, sustainability, and performance. Leading the way Beyond Plastic™A higher standard Vetted essentials for a healthier home, body, and planet

Empowering customers to create a healthier home and planet The mindful shopper wants healthy, sustainable products, but faces obstacles. CURATED QUALITY We vet every product for safety and sustainability, from PFAS-free cookware to glass baby bottles. provides: HARMFUL INGREDIENTS in many products GREENWASHING and misleading claims DIFFICULTY FINDING high-quality, truly sustainable solutions BEYOND PLASTIC™ Beyond Plastic™ badges allow customers to easily reduce plastic in their homes, lessening exposure to chemical additives and microplastics. EDUCATIONAL SUPPORT Science-backed guidance for confident choices backed by physicians and nutritionists. PERSONALIZED HELP Tailored recommendations and auto-replenishment.

Expanding our reach to reflect our broader commitment to a healthier home and planet Human and Environmental Health BEFORE 5 million customers 2 reached through cleaning focus and subscription boxes 57 million conscientious consumers 1 want healthier, planet-friendly products for their families Note: (1) Halstead Strategy Group, 2021 (2) Number of lifetime customers who have placed an order with Grove prior to business model changing in March 2024 AFTER Better serve the remaining 52 million consumers with expanded human and environmental health offering

Consumers are prioritizing natural and sustainable products like never before Notes: (1) McKinsey, Consumers care about sustainability—and back it up with their wallets. (February 2023) (2) Deloitte, Creating value from sustainable products. (April 2023) cumulative growth over 5 years for products with sustainability-related claims 2 of U.S. consumers believe that living sustainably is important 1 80% +28% WELLNESS-DRIVEN PURCHASINGSUSTAINABILITY MATTERS Consumers are voting with their wallets—brands that align with sustainability and wellness are positioned for long-term growth.

2024 included key milestones toward our transformation to profitable growth


This home
♥s the
planet.
Grove

PROFITABILITY

Positive 2024 Adjusted EBITDA of **+$1.3M**

Q4 2024 marked the third consecutive quarter with positive operating cash flow

BALANCE SHEET STRENGTH

$72M term debt repayment resulted in a stronger balance sheet and reduced interest expense entering 2025

Reduced inventory by **$9.4M** year-over-year, aligning our inventory levels with the current scale of our business

REVENUE GROWTH

First quarter of sequential revenue growth in Q4 2024, **+2.5%**, since Q1 2022

Expanded third-party brand offerings **30%** y/y in Q4 compared to Q4 2023

ENVIRONMENTAL & HUMAN HEALTH

Plastic intensity decreased year-over-year, even with increased third-party brand expansion

Updated our tagline to "Your home, healthier™" to reflect our broader focus on human health and environmental health

CONFIDENTIAL STRATEGIC FOCUS Building a trusted marketplace with a winning product mix

Our 2025 strategy is concentrated around three strategic initiatives 20 Empowering 57M conscientious consumers to create a healthier home and planet SCALE PLATFORM TO WIN Optimize growth with leading technology and strong operations GROW PRODUCT MIX Through third-party expansion, owned brand innovation and M&A BUILD CUSTOMER LOVE Strengthening loyalty through trust, storytelling, and personalized experiences MAKING GROVE THE PREFERRED CHOICE

21 MARKETING FRAMEWORK EFFICIENT COST STRUCTURE Strategic cost optimization Streamlined workforce Skilled customer support BOX ECONOMICS 8+ units per order1 $67 net revenue per order1 Low-cost shipping STREAMLINED OPERATIONS Optimized two-node fulfillment center network Efficient variable costs per order Guided, personalized experience Media mix informed by data science Robust mechanisms to drive repeat orders Targeted full-funnel approach Scalable technology stack Optimized User experience INDUSTRY-LEADING PLATFORM A higher standard: Where value meet values PLATFORM SCALED TO WIN Trusted, curated marketplace Note: (1) As of Q1 2025

GROW PRODUCT MIX Win in human health and wellness EXPAND NON-VMS Target white space categories to aid the customer journey of building and maintaining a healthy home environment, e.g. clean cooking, water bottles, and other durables VMS GROWTH Improve customer conversion through increased selection, increased marketing exposure, and enhanced content ADVISORY BOARD Experts for credibility and trust Ongoing product vetting, ingredient standards maintenance, and input

GROW PRODUCT MIX

Third-party learning from VMS success


NEW CHAPTER
EVERY WOMAN'S MULTIVITAMIN 40+
NORDIC NATURALS
MAGNESIUM complex

Adding 100+ brands and increasing assortment by 40% in 2025



Wellness: herbal formulas, protein bars, and wellness teas

Baby: diapering and feeding

Pet: dog and cat food

Clean Cooking & Healthy Home Solutions: durables, water bottles, etc

Meeting demand through rapid assortment expansion


6,000
5,000
4,000
3,000
2,000
Unique Third Party SKUs Sold
$45.0
$40.0
$35.0
$30.0
$25.0
Third Party Average Order Value
2022
2023
2024
2025
SKU count
Third Party Average Order Value

VMS success lays the blueprint for further expansion into new Grove categories

Customers trust us[1]: 89% of customers surveyed trust Grove for health and wellness needs.

Higher order sizes[2]: 20%+ higher net revenue per order when a VMS product is included.

Stronger loyalty[3]: ~3x higher value generated 6 months after purchase.

VMS Category Net Revenue per Order


$1.85
$2.67
$4.36
$4.15
$5.71
2022
2023
2024
Q1-2024
Q1-2025

(1) Internal Survey - 2023

(2) Measured using customers acquired between Dec. 2022 through Jul. 2024

(3) 3.3x higher revenue generated over the six months following Wellness product purchase compared to customers who do not purchase a Wellness product. Measured using customers acquired between Dec. 2022 through Jul. 2024

Owned brands strategy evolution Building our portfolio of exclusive products CORE CLEANING: REFILLABLES AND CONCENTRATES EVOLUTION IN THE HOME: PAPER, TRASH, DURABLES Industry leading sustainability: meeting and exceeding eco-conscious expectations Seasonal scents create excitement New formats allowing for broader reach to customers Bamboo based paper enabling unique market offering Frequently used items drive subscriptions Engaging marketing content for customer acquisition MARGIN ACCRETIVE EXPANSION High margins enabling competitive pricing Wellness assortment driving into next generation category GROW PRODUCT MIX

BUILD CUSTOMER LOVE

Earn trust through authentic content

Deepen trust and brand authority with engaging, educational storytelling that inspires informed choices


HOME PLANET
BY GROVE
COMMUNITY STORIES
What the LA fires tell us about climate change

Home Planet Blog

Builds trust and relationships through education and inspiration


RECYCLING IS MY LOVE LANGUAGE
MEET TRASHIE

Organic Social

Provides educational tips and swaps


Best-Selling Gut Health Supplements
How to Choose the Right Gut Health Supplement

Product Rich Editorials

Bridges education and commerce


Need help finding the right gut health supplement?
Learn about Gut Health
Add to Cart

PLPs and PDPs

Guide customers towards educational content, enabling informed purchasing decisions.

Supplemental

Balance Sheet and Cash Balance Sheet Mar. 31, 2025 Dec. 31, 2024 Ending Cash, Cash Equivalents & Restricted Cash $13.5 million $24.3 million Outstanding Debt $7.5 million ABL $7.5 million ABL Cash & Debt

Jeff Yurcisin, Chief Executive Officer Proven direct-to-consumer leadership as CEO of multiple billion-dollar brands, succeeding founders three times Experience overseeing owned brand creation, product development, and using tech to deliver a superior customer experience Passionate about the private sector being a force for good Tom Siragusa, Interim Chief Financial Officer Hands-on management of and strategic planning for Grove’s turnaround strategy across finance, accounting, and analytics Meticulous oversight of financial health, operational efficiency, and growth initiatives Managed engagements with companies ranging from small firms to large public corporations across strategy and transactions, including financial due diligence, as well as assurance services. Jason Buursma, Vice President, Marketing Broad experience across marketing functions, including individual and cross-functional channels, to build brands and customer bases Manages day-to-day integrated marketing across acquisition, retention, brand, and public relations channels to articulate Grove’s value proposition and offering to new and existing customers Former professional athlete with passion for team-building Scott Giesler, General Counsel Nearly 20 years of experience overseeing private and public ecommerce company legal functions Managed mergers, acquisitions, and other corporate reorganizations, initial public offerings, public and private company financing transactions, and public company governance. Leadership Team With Depth of Ecommerce Experience to Execute Jennifer Pann, Vice President, Merchandising & E-Commerce 25+ years of expertise working across product categories for merchandising, inventory, and supply chain for e-commerce and brick and mortar retailers Leads all aspects of physical product buying and merchandising for Grove, including owned brand innovation as well as third-party category and product expansion

Appendix

Adjusted EBITDA Reconciliation $MM (1) Note: (1) Totals in table may not sum due to rounding Reconciliation of Net (Loss) Income to Adjusted EBITDA FY 2022 FY 2023 FY 2024 Q1 2024 Q1 2025 Net Loss ($87.7) ($43.2) ($27.4) ($3.4) ($3.5) Stock-Based Compensation $45.7 $15.5 $12.0 $3.1 $1.0 Depreciation and Amortization $5.7 $5.8 $9.8 $2.2 $0.4 Changes in Fair Value of Derivative Liabilities ($73.1) ($0.2) ($9.9) ($0.2) ($0.1) Transaction Costs Allocated to Derivative Liabilities upon Business Combination $6.9 ($3.7) — — — Interest Income ($0.5) ($3.8) ($3.1) ($1.1) ($0.2) Interest Expense $9.7 $16.1 $12.8 $4.1 $0.3 Restructuring Expenses $8.9 $3.8 $2.0 ($2.9) — Transaction related Costs — — — — $0.6 Loss on Extinguishment of Debt $4.7 — $5.0 — — Provision for Income Taxes $0.1 $0.0 $0.0 $0.0 $0.0 Litigation and legal settlement expenses $0.0 $0.5 — — — Adjusted EBITDA ($79.9) ($9.2) $1.3 $1.9 ($1.6)

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